Exhibit 99.1

                           BOK FINANCIAL CORPORATION

                                   RESOLUTION
                            OF THE BOARD OF DIRECTORS
                              (Amendment of Bylaws)
                                October 30, 2007

         WHEREAS, Rule 4350(l) of the Nasdaq Stock Market, LLC requires that all securities listed on the Nasdaq Stock Market must be eligible for a direct registration system operated by a clearing agency registered under Section 17A of the Securities Exchange Act of 1934;

         WHEREAS, to be eligible for the direct registry system, the Company bylaws must permit book-entry ownership;

         WHEREAS, various institutional investor groups have been encouraging majority voting for uncontested director elections; and

         WHEREAS, the Company seeks to make additional revisions to the bylaws effecting committees, voting lists, manner of participation in meetings and setting of record dates.

         NOW, THEREFORE, BE IT

         RESOLVED, that Article II, Section 5, Voting Lists be amended to provide that the shareholder voting lists be made available at least ten (10) days prior to the shareholder meeting by replacing "48 hours" with "ten calendar days" and replacing "24 hours" with "ten calendar days".

         RESOLVED, that Article II, Section 8, Voting of Shares, be amended in its entirety as follows:

      When a quorum is present or represented at any meeting of the shareholders, all matters, except as otherwise provided in the Certificate of Incorporation, in these bylaws or by law, and except for the election of Directors, shall be decided by the vote of the holders of shares representing a majority of the voting power of the shareholders present in person or by proxy and entitled to vote thereat and thereon. Election of Directors at any meeting of the shareholders shall be by the affirmative vote of the holders of shares representing a majority of the voting power of the shareholders present in person or by proxy at the meeting and entitled to vote for the election of Directors, provided that a quorum is present, and provided further that if the number of nominees exceeds the number of Directors to be elected, the shareholders shall instead elect the Directors by plurality vote of the shares present in person or by proxy. The vote at any meeting of the shareholders on any matter need not be by written ballot, except election of Directors, unless so directed by the Chairman of the meeting. On a vote by ballot, each ballot shall be signed by the shareholder voting, or by the shareholder's proxy, if there be such a proxy, and it shall state the number of shares voted. Each shareholder entitled to vote at any annual, regular or special meeting shall have one vote, in person or by proxy, for each share of stock held by him which has voting power upon the matter in question at the time, and every fractional share of stock, if any, shall entitle its owner to the corresponding fractional vote.

         RESOLVED, that a new Section 8 and Section 9 shall be added to Article III that read in their entirety as follows:

         Section 8. Committees. The Board of Directors, by vote of a majority of the Directors then in office, may elect from its number one or more committees, in addition to the Executive Committee, and may delegate thereto some or all of its power except those which by law may not be delegated. Except as the Board of Directors may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by the Board of Directors or in such rules, its business shall be conducted so far as possible in the same manner as provided in these bylaws for the Board of Directors. All members of such committees shall hold such offices at the pleasure of the Board of Directors. The Board of Directors may abolish any such committee at any time. Any committee to which the Board of Directors delegates any of its powers and duties shall keep records of its meetings and shall report its action to the Board of Directors. The Board of Directors shall have power to rescind any action of any committee, but no such rescission shall have retroactive effect.

         Section 9. Manner of Participation. Directors may participate in meetings of the Board of Directors, including any committee meetings, by means of conference telephone or similar communications equipment by means of which all Directors participating in the meeting can hear each other, and participation in the meeting in accordance herewith shall constitute presence in person at such meeting for purposes of these bylaws.

         RESOLVED, that Article VII, Shares of Stock, of the Company bylaws, be amended in its entirety to read as follows:

         Section 1. Certificates of Stock; Uncertificated Shares. Shares of the capital stock of the corporation may be certificated or uncertificated, as provided under the General Corporation Act of the State of Oklahoma. Each stockholder, upon written request to the transfer agent or registrar of the corporation, shall be entitled to a certificate of the capital stock of the corporation in such form as may from time to time be prescribed by the Board of Directors. Such certificate shall bear the corporation seal and shall be signed by the Chairman of the Board or the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary. The corporation seal and the signatures by the corporation officers may be facsimilies or other electronic means if the certificate is manually countersigned by an authorized person on behalf of a transfer agent or registrar other than the corporation or its employee. In case any officer, transfer agent or registrar who has signed or whose facsimilie signature has been placed on such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such officer, transfer agent or registrar were such officer, transfer agent or registrar at the time of its issue. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the persons to whom the shares issued, the number of shares represented thereby and the date of issue shall be entered on the stock transfer books of the corporation. All certificates surrendered to the corporation for transfer shall be canceled, and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in the case of a lost, destroyed or mutilated certificate, a new one may be issued therefore upon such terms and indemnity to the corporation as the Board of Directors may prescribe.

         Section 2. Transfer of Shares. Subject to any restrictions on transfer and unless otherwise provided by the Board of Directors, shares of stock may be transferred only on the books of the corporation, if such shares are such shares are certificated, by the surrender to the corporation or its transfer agent of the certificate therefore properly endorsed and accompanied by a written assignment or power of attorney properly executed, or upon property instructions from the holder of uncertificated shares, in each case with such proof of the authenticity of signature as the corporation or its transfer agent may reasonably require.

         RESOLVED, that Article VIII, Closing of Books and Fixing of Record Date be amended to be titled "Record Holders and Fixing of Record Date" and be amended to read in its entirety as follows:

         Section 1. Record Holders. Except as may otherwise be required by law, the corporation shall be entitled to treat the record holder of stock as show on its books as the owners of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the corporation in accordance with the requirements of these bylaws. It shall be the duty of each stockholder to notify the Corporation of his, her or its post office address, or other delivery address (electronic or otherwise), and any changes thereto.

         Section 2. Record Date. In order that the corporation may determine the stockholders entitled to receive notice of or to vote at any meeting of the stockholders or any adjournments thereof, or to express consent to corporation action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which (i) with respect to any meeting of stockholders, shall be not more than 60 nor less than 10 days (except as otherwise required by law) before the date of such meeting, (ii) with respect to corporate action without a meeting, shall be not more than 10 days after the date on which the resolution fixing the record date is adopted by the Board of Directors and (iii) with respect to any other lawful action, shall be not more than 60 days prior to such action. In such case, only stockholders of record on such record date shall be so entitled, notwithstanding any transfer of stock on the books of the corporation after the record date.

         If no record date is fixed for the determination of the shareholders entitled to notice of or to vote at a meeting of shareholders, or of the shareholder entitled to receive payment of a dividend or distribution or allotment of rights, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend or distribution or the allotment of rights is adopted, as the case may be, shall be the record date for determination of shareholder.

         RESOLVED, that the President, Chief Financial Officer or such other officers as they may designate be, and they hereby are, authorized and directed to file such notices and take such other actions as they shall deem necessary or convenient, with the advise of counsel, to place the foregoing bylaw amendments into effect and to carry out its purposes and their authority to act shall be conclusively, but not exclusively, evidenced by such action.